EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions)

	2Q 2012	2Q 2011

Core Results	$1,332	$1,819
EPS - Diluted	$1.64	$2.23

Reported Net Income	$1,328	$1,817
EPS - Diluted	$1.64	$2.23

Total Worldwide Sales Volumes (mboe/day)	759	705
Total Worldwide Production Volumes (mboe/day)	766	715

Total Worldwide Crude Oil Realizations ($/BBL)	$99.34	$103.12
Total Worldwide NGL Realizations ($/BBL)	$42.06	$57.67
Domestic Natural Gas Realizations ($/MCF)	$2.09	$4.27

Wtd. Average Basic Shares O/S (mm)	810.3	812.5
Wtd. Average Diluted Shares O/S (mm)	811.0	813.3

	YTD 2012	YTD 2011

Core Results	$2,892	$3,412
EPS - Diluted	$3.56	$4.19

Reported Net Income	$2,887	$3,366
EPS - Diluted	$3.55	$4.13

Total Worldwide Sales Volumes (mboe/day)	752	717
Total Worldwide Production Volumes (mboe/day)	760	723

Total Worldwide Crude Oil Realizations ($/BBL)	$103.63	$97.38
Total Worldwide NGL Realizations ($/BBL)	$47.52	$55.38
Domestic Natural Gas Realizations ($/MCF)	$2.46	$4.24

Wtd. Average Basic Shares O/S (mm)	810.4	812.5
Wtd. Average Diluted Shares O/S (mm)	811.2	813.3

Shares Outstanding (mm)	809.9	812.8

Cash Flow from Operations	$ 6,000	$ 5,600

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,043			$2,043

Chemical	194			194

Midstream, marketing and other	77			77

Corporate
Interest expense, net	(25)			(25)

Other	(82)			(82)

Taxes	(875)			(875)

Income from continuing operations	1,332	-		1,332
Discontinued operations, net of tax	(4)	4	Discontinued operations, net	-
Net Income	$1,328	$4		$1,332

Basic Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.64

Diluted Earnings Per Common Share
Income from continuing operations	$1.64
Discontinued operations, net	-
Net Income	$1.64			$1.64

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Second Quarter
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,624			$2,624

Chemical	253			253

Midstream, marketing and other	187			187

Corporate
Interest expense, net	(22)			(22)

Other	(112)			(112)

Taxes	(1,111)			(1,111)

Income from continuing operations	1,819	-		1,819
Discontinued operations, net of tax	(2)	2	Discontinued operations, net	-
Net Income	$1,817	$2		$1,819

Basic Earnings Per Common Share
Income from continuing operations	$2.23
Discontinued operations, net	-
Net Income	$2.23			$2.23

Diluted Earnings Per Common Share
Income from continuing operations	$2.23
Discontinued operations, net	-
Net Income	$2.23			$2.23

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$4,547			$4,547

Chemical	378			378

Midstream, marketing and other	208			208

Corporate
Interest expense, net	(53)			(53)

Other	(174)			(174)

Taxes	(2,014)			(2,014)

Income from continuing operations	2,892	-		2,892
Discontinued operations, net of tax	(5)	5	Discontinued operations, net	-
Net Income	$2,887	$5		$2,892

Basic Earnings Per Common Share
Income from continuing operations	$3.56
Discontinued operations, net	(0.01)
Net Income	$3.55			$3.56

Diluted Earnings Per Common Share
Income from continuing operations	$3.56
Discontinued operations, net	(0.01)
Net Income	$3.55			$3.56

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Six Months
Net Income (Loss)
($ millions)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$5,092	$35	Libya exploration write-off	$5,134
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax

Chemical	472			472

Midstream, marketing and other	301			301

Corporate
Interest expense, net	(236)	163	Premium on debt extinguishments	(73)

Other	(240)			(240)

Taxes	(2,165)	(50)	Tax effect of adjustments	(2,182)
		33	State income tax charge

Income from continuing operations	3,224	188		3,412
Discontinued operations, net of tax	142	(142)	Discontinued operations, net	-
Net Income	$3,366	$46		$3,412

Basic Earnings Per Common Share
Income from continuing operations	$3.96
Discontinued operations, net	0.18
Net Income	$4.14			$4.19

Diluted Earnings Per Common Share
Income from continuing operations	$3.96
Discontinued operations, net	0.17
Net Income	$4.13			$4.19

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2012	2012	2011	2012	2011
REPORTED INCOME	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,043	2,504	2,624	4,547	5,092
Chemicals	194	184	253	378	472
Midstream, marketing and other	77	131	187	208	301
Corporate & other	(107)	(120)	(134)	(227)	(476)
Pre-tax income	2,207	2,699	2,930	4,906	5,389

Income tax expense
Federal and state	254	446	557	700	927
Foreign	621	693	554	1,314	1,238
Total	875	1,139	1,111	2,014	2,165

Income from continuing operations	1,332	1,560	1,819	2,892	3,224

Worldwide effective tax rate	40%	42%	38%	41%	40%

	2012	2012	2011	2012	2011
CORE RESULTS	QTR 2	QTR 1	QTR 2	6 Months	6 Months
Oil & Gas	2,043	2,504	2,624	4,547	5,134
Chemicals	194	184	253	378	472
Midstream, marketing and other	77	131	187	208	301
Corporate & other	(107)	(120)	(134)	(227)	(313)
Pre-tax income	2,207	2,699	2,930	4,906	5,594

Income tax expense
Federal and state	254	446	557	700	957
Foreign	621	693	554	1,314	1,225
Total	875	1,139	1,111	2,014	2,182

Core results	1,332	1,560	1,819	2,892	3,412

Worldwide effective tax rate	40%	42%	38%	41%	39%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	First
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$2,043	$2,504	$(461)
Chemical	194	184	10
Midstream, marketing and other	77	131	(54)
Corporate
Interest expense, net	(25)	(28)	3
Other	(82)	(92)	10
Taxes	(875)	(1,139)	264
Income from continuing operations	1,332	1,560	(228)
Discontinued operations, net	(4)	(1)	(3)
Net Income	$1,328	$1,559	$(231)

Earnings Per Common Share
Basic	$1.64	$1.92	$(0.28)
Diluted	$1.64	$1.92	$(0.28)

Worldwide Effective Tax Rate	40%	42%	2%

OCCIDENTAL PETROLEUM
2012 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	First
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$2,043	$2,504	$(461)
Chemical	194	184	10
Midstream, marketing and other	77	131	(54)
Corporate
Interest expense, net	(25)	(28)	3
Other	(82)	(92)	10
Taxes	(875)	(1,139)	264
Core Results	$1,332	$1,560	$(228)

Core Results Per Common Share
Basic	$1.64	$1.92	$(0.28)
Diluted	$1.64	$1.92	$(0.28)

Worldwide Effective Tax Rate	40%	42%	2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q12 vs. 1Q12
($ in millions)
$2,504
$445
$12
$32
$54
$6
$2,043
1Q12
Sales Price
Sales Volume
Lower G&A Costs
Higher Oper Costs
All Others
2Q12

Chemical Variance Analysis
2Q12 vs. 1Q12
($ in millions)
$184
$22
$7
$20
$5
$194
1Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
2Q12

Midstream Variance Analysis
2Q12 vs. 1Q12
($ in millions)
$131
$58
$13
$18
$9
$77
1Q12
Marketing and Trading
Pipelines
Gas Processing
All Others
2Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Second Quarter Net Income (Loss)
Reported Income Comparison

	Second	Second
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,043	$2,624	$(581)
Chemical	194	253	(59)
Midstream, marketing and other	77	187	(110)
Corporate
Interest expense, net	(25)	(22)	(3)
Other	(82)	(112)	30
Taxes	(875)	(1,111)	236
Income from continuing operations	1,332	1,819	(487)
Discontinued operations, net	(4)	(2)	(2)
Net Income	$1,328	$1,817	$(489)

Earnings Per Common Share
Basic	$1.64	$2.23	$(0.59)
Diluted	$1.64	$2.23	$(0.59)

Worldwide Effective Tax Rate	40%	38%	-2%

OCCIDENTAL PETROLEUM
2012 Second Quarter Net Income (Loss)
Core Results Comparison

	Second	Second
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,043	$2,624	$(581)
Chemical	194	253	(59)
Midstream, marketing and other	77	187	(110)
Corporate
Interest expense, net	(25)	(22)	(3)
Other	(82)	(112)	30
Taxes	(875)	(1,111)	236
Core Results	$1,332	$1,819	$(487)

Core Results Per Common Share
Basic	$1.64	$2.23	$(0.59)
Diluted	$1.64	$2.23	$(0.59)

Worldwide Effective Tax Rate	40%	38%	-2%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
2Q12 vs. 2Q11
($ in millions)
$2,624
$389
$237
$205
$185
$34
$5
$2,043
2Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher DD&A Rate
Higher Exploration Expense
All Others
2Q12

Chemical Variance Analysis
2Q12 vs. 2Q11
($ in millions)
$253
$69
$62
$75
$3
$194
2Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
2Q12
* Lower energy and feedstock costs

Midstream Variance Analysis
2Q12 vs. 2Q11
($ in millions)
$187
$28
$23
$106
$9
$77
2Q11
Pipelines
Gas Processing
Marketing and Trading
All Others
2Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2012	2011	2012	2011
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	88	78	87	77
	Permian	138	132	139	132
Midcontinent and other		23	16	20	15
	Total	249	226	246	224
NGL (MBBL)
	California	15	15	15	15
	Permian	39	40	39	38
Midcontinent and other		19	16	19	12
	Total	73	71	73	65
Natural Gas (MMCF)
	California	269	252	268	247
	Permian	151	143	153	154
Midcontinent and other		420	366	416	347
	Total	840	761	837	748

Latin America

Crude Oil (MBBL)	Colombia	31	30	27	31

Natural Gas (MMCF)	Bolivia	14	16	14	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	3	4	3
	Dolphin	9	10	9	10
	Oman	62	68	63	67
	Qatar	74	68	73	72
	Other	32	28	37	43
	Total	181	177	186	195

NGL (MBBL)	Dolphin	9	11	9	10

Natural Gas (MMCF)
	Bahrain	230	172	224	172
	Dolphin	194	203	183	199
	Oman	57	49	57	50
	Total	481	424	464	421

Barrels of Oil Equivalent (MBOE)		766	715	760	723

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Second Quarter		Six Months
		2012	2011	2012	2011
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		249	226	246	224
NGL (MBBL)		73	71	73	65
Natural Gas (MMCF)		835	761	835	748

Latin America
Crude Oil (MBBL)		31	30	27	31
Natural Gas (MMCF)		14	16	14	16

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	3	4	3
	Dolphin	8	10	8	10
	Oman	60	66	63	69
	Qatar	73	65	71	71
	Other	30	23	32	36
	Total	175	167	178	189

NGL (MBBL)	Dolphin	9	11	9	10

Natural Gas (MMCF)		481	424	464	421

Barrels of Oil Equivalent (MBOE)		759	705	752	717

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
	2012	2011	2012	2011

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	92.34	98.74	97.88	93.45
NGL ($/BBL)	43.75	61.30	49.14	58.87
Natural gas ($/MCF)	2.09	4.27	2.46	4.24

Latin America
Crude Oil ($/BBL)	98.15	103.22	100.40	97.75
Natural Gas ($/MCF)	12.06	9.55	11.84	8.88

Middle East / North Africa
Crude Oil ($/BBL)	109.70	109.11	112.28	102.05
NGL ($/BBL)	29.32	33.50	34.76	33.71

Total Worldwide
Crude Oil ($/BBL)	99.34	103.12	103.63	97.38
NGL ($/BBL)	42.06	57.67	47.52	55.38
Natural Gas ($/MCF)	1.72	3.12	1.97	3.08

	Second Quarter		Six Months
	2012	2011	2012	2011
Exploration Expense
United States	$80	$59	$141	$99
Latin America	-	-	-	-
Middle East / North Africa	16	3	53	47
TOTAL REPORTED	$96	$62	$194	$146
Less - non-core impairments	-	-	-	(35)
TOTAL CORE	$96	$62	$194	$111

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Second Quarter		Six Months
Capital Expenditures ($MM)	2012	2011	2012	2011
Oil & Gas
California	$580	$413	$1,103	$721
Permian	508	237	937	453
Midcontinent and other	418	234	842	414
Latin America	67	45	109	87
Middle East / North Africa	430	303	858	655
Exploration	183	111	354	176
Chemicals	75	37	117	59
Midstream, marketing and other	422	243	754	370
Corporate	30	10	51	23
TOTAL	$2,713	$1,633	$5,125	$2,958

Depreciation, Depletion &	Second Quarter		Six Months
Amortization of Assets ($MM)	2012	2011	2012	2011
Oil & Gas
Domestic	$582	$410	$1,170	$817
Latin America	31	21	56	49
Middle East / North Africa	328	274	663	596
Chemicals	86	85	171	167
Midstream, marketing and other	54	44	100	89
Corporate	6	5	12	11
TOTAL	$1,087	$839	$2,172	$1,729

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	30-Jun-12	31-Dec-11

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$7,620	$5,871

EQUITY	$39,550	$37,620

Total Debt To Total Capitalization	16%	13%